Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report on Form 10-QSB of OrganiTech USA, Inc. (the "Company") for the fiscal quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "report"), the undersigned, Lior Hessel, Director, President and Chief Executive Officer of the Company, certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that:

      (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the report fairly presents, in all material respects, the financial condition and result of operations of the Company.

May 26, 2003

                                              /s/ Lior Hessel
                                              -----------------------
                                              Lior Hessel
                                              Director, President and
                                              Chief Executive Officer